                                                                    EXHIBIT 4(a)




                                  BLOUNT, INC.
                                     Issuer


                                       AND


                           BLOUNT INTERNATIONAL, INC.
                                    Guarantor


                                       AND


                             LA SALLE NATIONAL BANK
                                     Trustee




                                    INDENTURE

                            Dated as of __________ , 1998

                                  BLOUNT, INC.

                 Certain Sections of this Indenture relating to
                   Sections 310 through 318, inclusive, of the
                          Trust Indenture Act of 1939:

Trust Indenture
  Act Section                                                           Indenture Section
  -----------                                                           -----------------
Section 310(a)(1) .................................................       609
           (a)(2) .................................................       609
           (a)(3) .................................................      Not Applicable
           (a)(4) .................................................      Not Applicable
           (b) ....................................................       608
           ........................................................       610
Section 311(a) ....................................................       613
           (b) ....................................................       613
Section 312(a) ....................................................       701
           ........................................................       702(a)
           (b) ....................................................       702(b)
           (c) ....................................................       703(c)
Section 313(a) ....................................................       703(a)
           (b) ....................................................       703(a)
           (c) ....................................................       703(a)
           (d) ....................................................       703(b)
Section 314(a) ....................................................       704
           (a)(4) .................................................       101
           ........................................................      1004
           (b) ....................................................      Not Applicable
           (c)(1) .................................................       102
           (c)(2) .................................................       102
           (c)(3) .................................................      Not Applicable
           (d) ....................................................      Not Applicable
           (e) ....................................................       102
Section 315(a) ....................................................       601
           (b) ....................................................       602
           (c) ....................................................       601
           (d) ....................................................       601
           (e) ....................................................       514
Section 316(a) ....................................................       101
           (a)(1)(A) ..............................................       502
           ........................................................       512
           (a)(1)(B) ..............................................       513

           (a)(2) .................................................      Not Applicable
           (b) ....................................................       508
           (c) ....................................................       104(c)
Section 317(a)(1) .................................................       503
           (a)(2) .................................................       504
           (b) ....................................................      1003
Section 318(a) ....................................................       107



---------------------

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture

                              TABLE OF CONTENTS(1)

                                                                                                                  Page
                                                                                                                  ----


                                                  RECITALS OF THE COMPANY


                                                        ARTICLE ONE

                                             DEFINITIONS AND OTHER PROVISIONS
                                                  OF GENERAL APPLICATION

SECTION 101.      Definitions..................................................................................        1
SECTION 102.      Compliance Certificates and Opinions.........................................................       10
SECTION 103.      Form of Documents Delivered to Trustee.......................................................       10
SECTION 104.      Acts of Holders; Record Dates................................................................       11
SECTION 105.      Notices, Etc., to Trustee, Company and Guarantor.............................................       12
SECTION 106.      Notice to Holders; Waiver....................................................................       13
SECTION 107.      Conflict with Trust Indenture Act............................................................       13
SECTION 108.      Effect of Headings and Table of Contents.....................................................       13
SECTION 109.      Successors and Assigns.......................................................................       14
SECTION 110.      Separability Clause..........................................................................       14
SECTION 111.      Benefits of Indenture........................................................................       14
SECTION 112.      Governing Law................................................................................       14
SECTION 113.      Legal Holidays...............................................................................       14

                                                        ARTICLE TWO

                                               SECURITY FORMS AND GUARANTEES

SECTION 201.      Forms Generally..............................................................................       15
SECTION 202.      Form of Face of Security.....................................................................       15
SECTION 203.      Form of Reverse of Security..................................................................       18
SECTION 204.      Form of Trustee's Certificate of Authentication..............................................       20
SECTION 205.      Form of Guarantee............................................................................       21
SECTION 206.      Form of Assignment...........................................................................       22


--------

     (1)

         NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                       ARTICLE THREE

                                                      THE SECURITIES

SECTION 301.      Title and Terms..............................................................................       23
SECTION 302.      Denominations................................................................................       24
SECTION 303.      Execution, Authentication, Delivery and Dating...............................................       24
SECTION 304.      Temporary Securities.........................................................................       25
SECTION 305.      Registration, Registration of Transfer and Exchange..........................................       25
SECTION 306.      Mutilated, Destroyed, Lost and Stolen Securities.............................................       28
SECTION 307.      Payment of Interest; Interest Rights Preserved...............................................       28
SECTION 308.      Persons Deemed Owners........................................................................       30
SECTION 309.      Cancellation.................................................................................       30
SECTION 310.      Computation of Interest......................................................................       31
SECTION 311.      Guarantee of Securities......................................................................       31
SECTION 312.      Execution of Guarantees......................................................................       31

                                                       ARTICLE FOUR

                                                SATISFACTION AND DISCHARGE

SECTION 401.      Satisfaction and Discharge of Indenture......................................................       32
SECTION 402.      Application of Trust Money...................................................................       33

                                                       ARTICLE FIVE

                                                         REMEDIES

SECTION 501.      Events of Default............................................................................       33
SECTION 502.      Acceleration of Maturity; Rescission and Annulment...........................................       36
SECTION 503.      Collection of Indebtedness and Suits for Enforcement by Trustee..............................       37
SECTION 504.      Trustee May File Proofs of Claim.............................................................       38
SECTION 505.      Trustee May Enforce Claims Without Possession of Securities..................................       38
SECTION 506.      Application of Money Collected...............................................................       39
SECTION 507.      Limitation on Suits..........................................................................       39
SECTION 508.      Unconditional Right of Holders to Receive Principal, Premium and
                  Interest.....................................................................................       40
SECTION 509.      Restoration of Rights and Remedies...........................................................       40
SECTION 510.      Rights and Remedies Cumulative...............................................................       40
SECTION 511.      Delay or Omission Not Waiver.................................................................       40
SECTION 512.      Control by Holders...........................................................................       41

SECTION 513.      Waiver of Past Defaults......................................................................       41
SECTION 514.      Undertaking for Costs........................................................................       42
SECTION 515.      Waiver of Stay or Extension Laws.............................................................       42

                                                        ARTICLE SIX

                                                        THE TRUSTEE

SECTION 601.      Certain Duties and Responsibilities..........................................................       43
SECTION 602.      Notice of Defaults...........................................................................       44
SECTION 603.      Certain Rights of Trustee....................................................................       44
SECTION 604.      Not Responsible for Recitals or Issuance of Securities.......................................       45
SECTION 605.      May Hold Securities..........................................................................       45
SECTION 606.      Money Held in Trust..........................................................................       46
SECTION 607.      Compensation and Reimbursement...............................................................       46
SECTION 608.      Disqualification; Conflicting Interests......................................................       46
SECTION 609.      Corporate Trustee Required; Eligibility......................................................       47
SECTION 610.      Resignation and Removal; Appointment of Successor............................................       47
SECTION 611.      Acceptance of Appointment by Successor.......................................................       48
SECTION 612.      Merger, Conversion, Consolidation or Succession to Business..................................       49
SECTION 613.      Preferential Collection of Claims Against Company
                  or the Guarantor.............................................................................       49
SECTION 614.      Appointment of Authenticating Agent..........................................................       49

                                                       ARTICLE SEVEN

                                     HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.      Company to Furnish Trustee Names and Addresses of Holders....................................       51
SECTION 702.      Preservation of Information; Communications to Holders.......................................       51
SECTION 703.      Reports by Trustee...........................................................................       52
SECTION 704.      Reports by Company and Guarantor.............................................................       52

                                              ARTICLE EIGHT

                          CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.      Company and Guarantor May Consolidate, Etc., Only on Certain
                  Terms........................................................................................       53
SECTION 802.      Successor Substituted for the Guarantor......................................................       54
SECTION 803.      Successor Substituted for the Company........................................................       55

                                                       ARTICLE NINE

                                                  SUPPLEMENTAL INDENTURES

SECTION 901.               Supplemental Indentures Without Consent of Holders..................................       55
SECTION 902.               Supplemental Indentures With Consent of Holders.....................................       56
SECTION 903.               Execution of Supplemental Indentures................................................       57
SECTION 904.               Effect of Supplemental Indentures...................................................       57
SECTION 905.               Conformity with Trust Indenture Act.................................................       57
SECTION 906.               Reference in Securities to Supplemental Indentures..................................       57

                                                        ARTICLE TEN

                                                         COVENANTS

SECTION 1001.              Payment of Principal, Premium and Interest..........................................       58
SECTION 1002.              Maintenance of Office or Agency.....................................................       58
SECTION 1003.              Money for Securities Payments to be Held in Trust...................................       58
SECTION 1004.              Statement by Officers as to Default.................................................       60
SECTION 1005.              Existence...........................................................................       60
SECTION 1006.              Restrictions on Secured Debt........................................................       60
SECTION 1007.              Restrictions on Sale and Lease-Back Transactions....................................       62
SECTION 1008.              Waiver of Certain Covenants.........................................................       63

                                                      ARTICLE ELEVEN

                                                 REDEMPTION OF SECURITIES

SECTION 1101.              Applicability of Article............................................................       64
SECTION 1102.              Election to Redeem; Notice to Trustee...............................................       64
SECTION 1103.              Selection by Trustee of Securities to be Redeemed...................................       64
SECTION 1104.              Notice of Redemption................................................................       64
SECTION 1105.              Deposit of Redemption Price.........................................................       65
SECTION 1106.              Securities Payable on Redemption Date...............................................       65
SECTION 1107.              Securities Redeemed in Part.........................................................       66

                                                      ARTICLE TWELVE

                                            DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1201.              Company's Option to Effect Defeasance or Covenant Defeasance........................       66
SECTION 1202.              Defeasance and Discharge............................................................       66

SECTION 1203.              Covenant Defeasance.................................................................       67
SECTION 1204.              Conditions to Defeasance or Covenant Defeasance.....................................       67
SECTION 1205.              Deposited Money and U.S. Government Obligations
                           to be Held in Trust; Other Miscellaneous Provisions.................................       69
SECTION 1206.              Reinstatement.......................................................................       69

                                                     ARTICLE THIRTEEN

                                     IMMUNITY OF INCORPORATORS, SHAREHOLDERS, OFFICERS
                                                       AND DIRECTORS

SECTION 1301.              Immunity of Incorporators, Shareholders, Officers and Directors.....................       70

         INDENTURE, dated as of _________, 1998 between Blount, Inc. a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company") and having its principal office at 4520 Executive Park Drive, Montgomery, Alabama, 36116-1602, Blount International, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Guarantor") and having its principal office at 4520 Executive Park Drive, Montgomery, Alabama 36116-1602, and LaSalle National Bank, a national banking association duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of its ______% Senior Notes due ___________, 2008 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth.

         The Guarantor has duly authorized the execution and delivery of this Indenture to provide for the issuance of Guarantees to be endorsed on the Securities when authenticated and delivered hereunder.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities and the Guarantees by Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                   ARTICLE ONE
                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101.               Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of this instrument; and

                  (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "Act", when used with respect to any Holder, has the meaning specified in Section 104.

         "Adjusted Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Attributable Debt" means, as to any particular lease under which any Person is at the time liable, at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the remaining term thereof (excluding any subsequent renewal or other extension options held by the lessee), discounted from the respective due dates thereof to such date of determination at the rate of interest per annum implicit in the terms of such lease, as determined in good faith by the Company, compounded annually. The net amount of rent required to be paid under any such lease for any such period shall be the amount of the rent payable by the lessee with respect to such period, after excluding amounts required to be paid on account of maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates and similar charges and contingent rents (such as those based on sales). In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities.


         "Board of Directors" means either the board of directors of the Company or the Guarantor, as the context requires, any duly authorized committee of that board or any officer of the Company or the Guarantor duly authorized by the board of directors of the Company or the Guarantor, as the case may be, to take a specified action.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

         "Capital Stock", as applied to the stock of any corporation, means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Chief Financial Officer, its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee by hand or by facsimile, courier, registered mail or otherwise.

         "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

         "Comparable Treasury Price" means, with respect to any Redemption Date,
(i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations; or (ii) if the

Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

         "Consolidated Net Tangible Assets" means, with respect to any Person, on the date on which the determination is being made, the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (i) all current liabilities (excluding current maturities of long-term debt and capitalized lease obligations), and (ii) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, all as set forth on the most recent quarterly balance sheet of such Person and its consolidated Subsidiaries and computed in accordance with generally accepted accounting principles.

         "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at LaSalle National Bank, Corporate Trust Services Division, 135 South LaSalle Street, Chicago, Illinois 60603, Facsimile number: (312) 904-2236.

         "corporation" means a corporation, association, company, joint-stock company or business trust.

         "Debt" means indebtedness for money borrowed.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Depositary" means DTC until a successor depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean such successor Depositary.

         "DTC" means the Depository Trust Company, a New York corporation.

         "Event of Default" has the meaning specified in Section 501.

         "Funded Debt" means, on the date on which the determination is being made, any Debt maturing by its terms more than 12 months from such date, including any Debt renewable or extendible at the option of the borrower to a date later than 12 months from such date of determination.

         "Global Security" means a Security or Securities, as the case may be, in the form prescribed in Section 202, issued to the Depositary or its nominee, and registered in the name of such Depositary or nominee.

         "Guarantees" means the guarantees of the Guarantor to be endorsed on the Securities authenticated and delivered hereunder.

         "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor Person.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

         "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or on the Redemption Date or by declaration of acceleration or otherwise.

         "Mortgage" means and includes any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Chief Financial Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company or the Guarantor, as applicable, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company or the Guarantor, as the case may be.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for, or an employee of, the Company or the Guarantor, and who shall be reasonably acceptable to the Trustee.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities;

         provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

                  (iv) Securities with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Twelve;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) and interest on any Securities on behalf of the Company.

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment" means the place or places where the principal of (and premium, if any) and interest on the Securities are payable as specified by
Section 301.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Principal Property" means, on any date of determination, any manufacturing plant or manufacturing facility (i) owned by the Company, the Guarantor or any Subsidiary of either of the foregoing, (ii) located in the continental United States of America and (iii) having a gross book value, on such date, in excess of (a) with respect to any such plant or facility owned as of such date by the Guarantor or a Subsidiary of the Guarantor, 2% of the Consolidated Net Tangible Assets of the Guarantor or (b) if the Company is not a Subsidiary of the Guarantor as of such date, with respect to any such plant or facility owned by the Company or a Subsidiary of the Company, 2% of the Consolidated Net Tangible Assets of the Company; provided, however, that the term "Principal Property" shall not include (x) any plant or facility described in clause (a) of this sentence if, in the opinion of the Board of Directors of the Guarantor, or (y) any plant or facility described in clause (b) of this sentence, if, in the opinion of the Board of Directors of the Company, in either case, as set forth in, and effective as of the date of, a Board Resolution, such plant or facility is not of material importance to the business conducted by the Guarantor and its Subsidiaries or the Company and its Subsidiaries, respectively, taken as a whole.

         "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed as specified therein.

         "Reference Treasury Dealer" means (i) each of J.P. Morgan Securities Inc. and Salomon Brothers Inc and their respective successors; provided, however, that if either of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Company.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

         "Regular Record Date" for the interest payable with respect to any Security on any Interest Payment Date means the ____________________ or ____________________ (whether or not a Business Day) next preceding the relevant Interest Payment Date.

         "Remaining Scheduled Payments" means, with respect to any Security, the remaining scheduled payments of the principal thereof to be redeemed and interest thereon that would be due after the related Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Security, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

         "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Sale and Lease-Back Transaction" means any arrangement with any Person providing for the leasing by the Company, the Guarantor or any Subsidiary of any Principal Property, whether owned at the date of the Indenture or thereafter acquired (except for temporary leases for a term, including any renewal thereof, of not more than three years and except for leases between the Company or the Guarantor and any Subsidiary, between any Subsidiary and the Company or the Guarantor or between Subsidiaries (in each case, including the Company)), which Principal Property has been or is to be sold or transferred by the Guarantor or such Subsidiary to such Person with the intention of taking back a lease of such Principal Property.

         "Securities" has the meaning stated in the first recital of this Indenture.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Significant Subsidiary" means, with respect to any Person, any Subsidiary that would be a "Significant Subsidiary" of such Person within the meaning of Rule 1-02 under Regulation S-X promulgated by the Commission.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity", when used with respect to any Security or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

         "Subsidiary" means a corporation of which more than 50% of the outstanding voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote generally in the election of directors thereof is owned, directly or indirectly, by the Company or the Guarantor, as the context requires, or by one or more other Subsidiaries, or by the Company or the Guarantor, as the context requires, and one or more other Subsidiaries.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean the Person who is then a Trustee hereunder.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as amended and in force at the date as of which this instrument was executed, except as provided in Section 905.

         "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America for the payment of which its full faith and credit is pledged, or obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, and the payment of which is unconditionally guaranteed by the United States.

         "Vice President", when used with respect to the Company, the Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         For purposes of Section 311(b)(4) and (6) of the Trust Indenture Act, the following terms shall mean:

         "Cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

         "Self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivable or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

SECTION 102.               Compliance Certificates and Opinions.

         Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with; provided however, that, with respect to matters of fact, an Opinion of Counsel may rely on an Officers' Certificate or a certificate of public officials.

SECTION 103.               Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous.

         Where any Person or Persons is or are required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.               Acts of Holders; Record Dates.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company and the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee, the Company and the Guarantor, if made in the manner provided in this Section.

         Without limiting the generality of the foregoing, a Holder, including a Depositary that is a Holder of a Global Security, may make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and a Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interests in any such Global Security.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.

         (c) The Company may, at its option, by Board Resolution, set a record date for determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other Act, or to vote on any action, authorized or permitted to be given or taken by Holders, but the Company shall have no obligation to do so. If a record date is set pursuant to this paragraph, such Act may be given or taken before or after the record date, by only the Holders of record at the close of business on such record date who shall be deemed to be Holders for the purpose of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such Act, and for that purpose the Outstanding Securities shall be computed as of the record date. If a record date is set pursuant to this paragraph, the Company may, at its option, set an expiration date after which no such Act purported to be given or taken by any Holder shall be effective hereunder unless given or taken on or prior to such expiration date by Holders of the requisite Outstanding Securities on such record date but the Company shall have no obligation to do so.

On or prior to any expiration date set pursuant to this paragraph, the Company may, on one or more occasions at its option, extend such date to any later date.

         (d) The ownership of Securities shall be proved by the Security
Register.

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105.               Notices, Etc., to Trustee, Company and Guarantor.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Department, or

                  (2) the Company or the Guarantor, as the case may be, by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or sent by facsimile (with prompt confirmation by first-class mail, postage prepaid), to the Company or the Guarantor, as the case may be, addressed to it at the address of its principal office specified in the first paragraph of this instrument, Attention: Chief Financial Officer (with a copy to the same address, Attention: General Counsel) or at any other address previously furnished in writing to the Trustee by the Company or the Guarantor.

SECTION 106.               Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.               Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108.               Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.               Successors and Assigns.

         All covenants and agreements in this Indenture by the Company and the Guarantor shall bind their respective successors and assigns, whether so expressed or not.

SECTION 110.               Separability Clause.

         In case any provision in this Indenture or in the Securities or the Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.               Benefits of Indenture.

         Nothing in this Indenture, the Securities or the Guarantees, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.               Governing Law.

         This Indenture, the Securities and the Guarantees shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law thereof.

SECTION 113.               Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities), payment of principal (and premium, if any) or interest need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity, provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.


                                   ARTICLE TWO
                          SECURITY FORMS AND GUARANTEES

SECTION 201.               Forms Generally.

         The Securities, the Guarantees and the Trustee's certificates of authentication shall be in substantially the form set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

         The Securities initially shall be issued in the form of a Global Security.

         Any definitive Securities and Guarantees shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.

SECTION 202.               Form of Face of Security.

[Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

[The following legend shall also appear on the face of each Global Security:

         THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO BELOW AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.]

[The following legend shall also appear on the face of each Global Security for which The Depository Trust Company is to be the Depositary:

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR REGISTERED SECURITIES IN DEFINITIVE REGISTERED FORM IN THE LIMITED CIRCUMSTANCES REFERENCED IN THE INDENTURE, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

                                  BLOUNT, INC.

                    _____% Senior Notes due __________, 2008

No. _______
[$]____________                                            CUSIP No. ___________

         Blount, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ________________________________, or registered assigns, the principal sum of __________________________________
Dollars on ____________________, and to pay interest thereon from __________________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ___________ and ___________ in each year, commencing _______________, 1998 at the rate of ___%
per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of ____% per annum on any overdue principal and premium and on any overdue installment of interest. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ________ or _________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                        BLOUNT, INC.

                                        By:  ___________________________________
                                             Name:
[CORPORATE SEAL]                             Title:


Attest:


By:  ____________________________
     Name:
     Title:

SECTION 203.               Form of Reverse of Security.

         This Security is one of a duly authorized issue of securities of the Company designated as its "_____% Senior Notes due _______, 2008" (herein called the "Securities"), limited in aggregate principal amount to $150,000,000, issued under an Indenture, dated as of __________, 1998 (herein called the "Indenture"), between the Company, Blount International, Inc., as Guarantor (the "Guarantor") and LaSalle National Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

         No sinking fund is provided for the Securities.

         The Securities are redeemable, in whole or in part, at the option of the Company at any time upon not less than 30 days' nor more than 60 days' notice by mail, at any time, at a redemption price equal to the greater of (i) 100% of the aggregate principal amount of the such Securities or (ii) as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus _____ basis points plus, in each case, accrued but unpaid interest thereon to the Redemption Date; provided, however, that interest installments due on an Interest Payment Date which is on or prior to the Redemption Date will be payable to Holders who are Holders of record of such Securities as of the close of business on the fifteenth day next preceding such Interest Payment Date.

         In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and the related Events of Default with respect to this Security, in each case upon compliance by the Company with certain conditions set forth therein.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of at least a majority in principal amount of the Securities at the time Outstanding to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. A Holder may transfer or exchange Securities in accordance with the Indenture.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         No recourse for the payment of the principal of (premium, if any) or interest on this Security, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the issue hereof, expressly waived and released.

         The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles as applied in such state.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.


SECTION 204.               Form of Trustee's Certificate of Authentication.

         The Trustee's certificates of authentication shall be in substantially the following form:

         This is one of the Securities referred to in the within-mentioned Indenture.

                                        LA SALLE NATIONAL BANK
                                               As Trustee


                                        By______________________________
                                               Authorized Officer

SECTION 205.               Form of Guarantee.

         A Guarantee substantially in the following form shall be endorsed on the reverse of each Security:

         Blount International, Inc., (the "Guarantor") hereby unconditionally and irrevocably guarantees to the Holder of this Security the due and punctual payment of the principal of (and premium, if any) and interest, on this Security, when and as the same shall become due and payable, whether at maturity or upon redemption or upon declaration of acceleration or otherwise, according to the terms of this Security and of the Indenture. The Guarantor agrees that in the case of default by the Company in the payment of any such principal (and premium, if any) or interest, the Guarantor shall duly and punctually pay the same. The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional irrespective of any extension of the time for payment of this Security, any modification of this Security, any invalidity, irregularity or unenforceability of this Security or the Indenture, any failure to enforce the same or any waiver, modification, consent or indulgence granted to the Company with respect thereto by the Holder of this Security or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a demand or proceeding first against the Company, protest or notice with respect to this Security or the indebtedness evidenced hereby and all demands whatsoever, and covenants that this guarantee will not be discharged as to this Security except by payment in full of the principal of (and premium, if any) and interest on this Security.

         The Guarantor shall be subrogated to all rights of the Holders against the Company in respect of any amounts paid by the Guarantor pursuant to the provisions of the Guarantee or this Indenture; provided, however, that the Guarantor hereby waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (i) to be subrogated to the rights of a Holder against the Company with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Company in respect thereof or (ii) to receive any payment in the nature of contribution or for any other reason, from any other obligor with respect to such payment, in each case, until the principal of (and premium, if any) and interest on all Securities issued hereunder shall have been paid in full.

         This Guarantee shall not be valid or become obligatory for any purpose with respect to this Security until the certificate of authentication on this Security shall have been signed by the Trustee.

         This Guarantee shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law thereof.

         IN WITNESS WHEREOF, Blount International, Inc. has caused this Guarantee to be signed by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

                                        BLOUNT INTERNATIONAL, INC.


[CORPORATE SEAL]                        By____________________________


Attest:


________________________


SECTION 206.               Form of Assignment.

         For value received ________________________ hereby sells(s), assign(s) and transfer(s) unto _____________________ (Please insert social security or other identifying number of assignee) the within Security, and hereby irrevocably constitutes and appoints _________________________ as attorney to transfer the said Security on the books of the Company, with full power of substitution in the premises.

Dated:                                       ___________________________________
                                                         Signature(s)



                                             Signature(s) must be guaranteed by
                                             an Eligible Guarantor Institution
                                             with membership in an approved
                                             signature guarantee program
                                             pursuant to Rule l7Ad-15 under the
                                             Securities Exchange Act of 1934.

                                             ___________________________________
                                                     Signature Guaranteed

                                  ARTICLE THREE
                                 THE SECURITIES

SECTION 301.               Title and Terms.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $150,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 304, 305, 306, 906 and 1107.

         The Securities shall be known and designated as the "___% Senior Notes due _______________, 2008" of the Company. Their Stated Maturity shall be ____________, 2008 and they shall bear interest at the rate of ____% per annum from _____________, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually in arrears on _______ and _________ of each year, commencing _____________, 1998, until the principal thereof is paid or made available for payment, provided that any amount of such principal or interest that is overdue shall bear interest at the rate of ___% per annum (to the extent that payment of such interest shall be legally enforceable), from the date such amount is due until it is paid or made available for payment, and such interest on any overdue amount shall be payable on demand.

         Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         The Securities shall be redeemable at the Company's option, in whole or in part, at any time as provided in the form of Securities set forth in Section 202 and 203 and Article Eleven.

         The Securities are not entitled to the benefit of any sinking fund.

         So long as any Global Security issued hereunder is registered in the name of the Depositary or its nominee, members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to the Global Security held on their behalf by the Depositary (or, if applicable, the Trustee as custodian for the Depositary) and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes hereunder. Notwithstanding the foregoing, nothing herein shall (i) prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or (ii) impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of Securities.

SECTION 302.               Denominations.

         The Securities shall be issuable in registered form without coupons and only in denominations of $1,000 and any integral multiple of $1,000 in excess thereof.

SECTION 303.               Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

         If an officer of the Company whose signature is on a Security no longer holds that office at the time the Trustee authenticates such Security or at any time thereafter, the Security shall be valid nevertheless.

         Upon issuance of the Global Security referred to in Section 201 hereof, such Global Security shall be (i) duly executed by the Company and authenticated by the Trustee as hereinafter provided, (ii) delivered to the Depositary or to the Trustee as custodian for the Depositary and (iii) registered in the name of Cede & Co. as nominee of the Depositary.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company, having endorsed thereon Guarantees duly executed by the Guarantor, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 304.               Temporary Securities.

         Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and having endorsed thereon Guarantees duly executed by the Guarantor substantially of the tenor of the definitive Guarantees, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities and such Guarantees may determine, as evidenced by their execution of such Securities and such Guarantees.

         If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company in a Place of Payment, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations and having endorsed thereon Guarantees duly executed by the Guarantor. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

         For purposes of this Section 304, each Global Security shall be considered a definitive Security.

SECTION 305.               Registration, Registration of Transfer and Exchange.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security at the office or agency in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities, of any authorized denominations and of a like aggregate principal amount and tenor, each such Security having endorsed thereon a Guarantee duly executed by the Guarantor.

         At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount and tenor, each such Security having endorsed thereon a Guarantee duly executed by the Guarantor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities (having endorsed thereon Guarantees duly executed by the Guarantor) which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities, and the Guarantees endorsed thereon, shall be the valid obligations of the Company and the Guarantor, respectively, evidencing the same debt, and entitled to the same benefits under this

Indenture, as the Securities surrendered upon such registration of transfer or exchange and the Guarantees endorsed thereon.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities excluding any case in which such Securities have been mutilated, destroyed, lost or stolen, in which case the Registrar may charge a reasonable fee for replacement, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

         The Company shall not be required (i) to issue, register the transfer of or exchange Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part or (iii) to issue, register the transfer of or exchange any Security which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

         Notwithstanding any other provision of this Section 305, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Global Security representing all or a portion of the Securities may not be transferred except as a whole by the Depositary to a nominee of such Depositary, and a Global Security may not be exchanged for Securities in definitive form except as hereafter provided in this Section 305.

         If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary or if at any time the Depositary shall cease to be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation, the Company shall appoint a successor Depositary. If a successor Depositary is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company and the Guarantor will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities will authenticate and deliver Securities in definitive registered form (having endorsed thereon Guarantees duly executed by the Guarantor), in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities, in exchange for such Global Security or Securities.

         The Company may at any time and in its sole discretion determine that the Securities issued in the form of one or more Global Securities shall no longer be represented by such

Global Security or Securities. In such event, the Company and the Guarantor will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities will authenticate and deliver, Securities in definitive registered form (having endorsed thereon Guarantees duly executed by the Guarantor), in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities, in exchange for such Global Security or Securities.

         If specified by the Company with respect to the Securities, a Person owning a beneficial interest in a Global Security or Securities may instruct the Depositary to surrender such Global Security in exchange, in whole or in part, for Securities in definitive registered form (having endorsed thereon Guarantees duly executed by the Guarantor), on such terms as are acceptable to the Company, the Trustee and the Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge:

                  (i) to the Person specified by such Depositary a new Security or Securities of any authorized denomination as requested by such Person (having endorsed thereon Guarantees duly executed by the Guarantor), in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

                  (ii) to such Depositary a new Global Security (having endorsed thereon Guarantees duly executed by the Guarantor) in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to Clause (i) above.

         Upon the exchange of a Global Security for Securities in definitive registered form, such Global Security shall be canceled by the Trustee. Securities in definitive registered form issued in exchange for a Global Security pursuant to this Section 305 shall be issued in denominations of $1,000 and integral multiples thereof and registered in such names and as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

SECTION 306.               Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount (having endorsed thereon Guarantees duly executed by the Guarantor) and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount (having endorsed thereon Guarantees duly executed by the Guarantor) and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, and the related Guarantee, shall constitute an original additional contractual obligation of the Company and the Guarantor, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.               Payment of Interest; Interest Rights Preserved.

         Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at such Holder's address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.               Persons Deemed Owners.

         Prior to due presentment of a Security for registration of transfer, the Company, the Guarantor, the Trustee, any Authenticating Agent, any Paying Agent or the Security Registrar and any agent of the Company, the Guarantor, the Trustee, any Authenticating Agent, any Paying Agent or the Security Registrar may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Guarantor, the Trustee, any Authenticating Agent, any Paying Agent or the Security Registrar nor any agent of the Company, the Guarantor, the Trustee, any Authenticating Agent, any Paying Agent or the Security Registrar shall be affected by notice to the contrary.

         None of the Company, the Guarantor, the Trustee, any Authenticating Agent, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a

Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

SECTION 309.               Cancellation.

         All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or the Guarantor may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee, except that if a Global Security is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary, without service charge, a new Global Security or Securities in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be held by the Trustee in accordance with its customary practices until destroyed by the Trustee; provided, however that the Trustee shall not be required to destroy such Securities.

         The Company may not issue new Securities to replace Securities it has paid in full or delivered to the Trustee for cancellation.

SECTION 310.               Computation of Interest.

         Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 311.               Guarantee of Securities.

         The Guarantor hereby unconditionally and irrevocably guarantees to each Holder the due and punctual payment of the principal of (and premium, if any) and interest on such Security, when and as the same shall become due and payable, whether at maturity or upon redemption or upon declaration of acceleration or otherwise, according to the terms of such Security and of this Indenture. The Guarantor agrees that in case of default by the Company in the payment of any such principal (premium, if any) or interest, the Guarantor shall duly and punctually pay the same. The Guarantee set forth in this Section 311 is a guarantee of payment and not of collection. The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional irrespective of any extension of the time for payment of any such Security, any modification of any such Security, any invalidity, irregularity or unenforceability of any such Security or this Indenture, any failure to enforce the same or any waiver, modification, consent or indulgence granted to the Company with respect thereto by the Holder of such Security or the Trustee, recovery of judgment against the Company or any other circumstances which may otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a demand or proceeding first against the Company, protest or notice with respect to any such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged as to any such Security except by payment in full of the principal of (and premium, if any) and interest on such Security.

         The Guarantor shall be subrogated to all rights of the Holders against the Company in respect of any amounts paid by the Guarantor pursuant to the provisions of the Guarantee or this Indenture; provided, however, that the Guarantor hereby waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (i) to be subrogated to the rights of a Holder against the Company with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Company in respect thereof or (ii) to receive any payment in the nature of contribution or for any other reason, from any other obligor with respect to such payment, in each case, until the principal of (and premium, if any) and interest on all Securities issued hereunder shall have been paid in full.

         The Guarantor, and by its acceptance hereof each Holder, hereby confirms that it is the intention of all such parties that the Guarantees not constitute a fraudulent transfer or conveyance for the purposes of title 11 of the United States Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any other applicable federal, state or foreign law similar to any of the foregoing. To effectuate the foregoing intention, the Holders and the Guarantor hereby irrevocably agree that the obligations of the Guarantor under this Section 311 shall be limited to such maximum amount as will, after giving effect to all other contingent and fixed liabilities of the Guarantor, result in the obligations of the Guarantor under the Guarantees not constituting a fraudulent transfer or conveyance under applicable federal or state law.

         The Guarantee set forth in this Section shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by the Trustee.

SECTION 312.               Execution of Guarantees.

         To evidence its Guarantee specified in Section 311 to the Holders of Securities, the Guarantor hereby agrees to execute the Guarantees in substantially the form above recited to be endorsed on each Security. Such Guarantees shall be executed on behalf of the Guarantor by its Chief Executive Officer, its President or one of its Vice Presidents under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Guarantee may be manual or facsimile.

         If an officer of the Guarantor whose signature is on a Guarantee endorsed on a Security no longer holds that office at the time the Trustee authenticates such Security or at any time thereafter, the Security shall be valid nevertheless.

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

SECTION 401.               Satisfaction and Discharge of Indenture.

         This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1) either

                           (A) all Securities theretofore authenticated and
                  delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company or the Guarantor and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                           (B) all Securities not theretofore delivered to the
                  Trustee for cancellation

                                    (i) have become due and payable, or

                                    (ii) will become due and payable at their
                           Stated Maturity within one year, or

                                    (iii) are to be called for redemption within
                           one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                           and the Company or the Guarantor, as the case may be, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company or the Guarantor, as the case may be, has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, to the effect that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company and the Guarantor to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614, and, if money shall have been deposited with the Trustee pursuant to subclause
(B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.               Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the Guarantees and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (premium, if any) and interest for whose payment such money has been deposited with the Trustee.


                                  ARTICLE FIVE
                                    REMEDIES

SECTION 501.               Events of Default.

         "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon any Security at its Stated Maturity, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; or

                  (3) default in the performance, or breach, of any other covenant or warranty of the Company or the Guarantor in this Indenture, the Securities or the Guarantees endorsed thereon (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (4) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Guarantor, the Company or any Subsidiary of the Guarantor or under any mortgage, indenture or instrument under which there may be secured or evidenced any indebtedness for money borrowed by the Guarantor, the Company or any Subsidiary of the Guarantor, whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay indebtedness in a principal amount in excess of $20 million when due and payable at the final maturity thereof, after the expiration of any applicable grace period with respect thereto, or shall have resulted in such indebtedness in a principal amount in excess of $20 million becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 30 days after there shall have been given, by registered or certified mail, to the Guarantor and the Company by the Trustee or to the Guarantor, the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default and requiring the Guarantor or the Company, as the case may be, to cause such indebtedness to be discharged or such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

                  (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Guarantor, the Company or any Significant Subsidiary of the Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Guarantor, the Company or any Significant Subsidiary of the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Guarantor, the Company or any Significant Subsidiary of the Guarantor under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Guarantor, the Company or any Significant Subsidiary of the Guarantor or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (6) the commencement by the Guarantor, the Company or any Significant Subsidiary of the Guarantor of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Guarantor, the Company or any Significant Subsidiary of the Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Guarantor, the Company or any Significant Subsidiary of the Guarantor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Guarantor, the Company or any Significant Subsidiary of the Guarantor in furtherance of any such action.

         Upon receipt by the Trustee of any notice of the type described in clauses (3) and (4) (a "Notice of Default") from a Holder with respect to Securities, the Trustee shall establish a record date for determining Holders of Outstanding Securities entitled to join in such Notice of Default, which record date shall be at the close of business on the day the Trustee receives such Notice of Default. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such Notice of Default, whether or not such Holders remain Holders after such record date; provided, that unless Holders of at least 25% in principal amount of the Outstanding Securities, or their proxies, shall have joined in such Notice of Default prior to the day which is 90 days after such record date, such Notice of Default shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving (i) after expiration of such 90-day period, a new Notice of Default identical to a Notice of Default which has been canceled pursuant to the proviso to the preceding sentence, or (ii) during any such 90-day period, an additional Notice of Default with respect to any new or different fact or circumstance permitting the giving of a Notice of Default with respect, in either of which events a new record date shall be established pursuant to the provisions of this Section 501.

SECTION 502.               Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal amount of all of the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

         At any time after such a declaration of acceleration with respect to Securities has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue interest on all Securities,

                           (B) the principal of (and premium, if any, on) any
                  Securities which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

                  and

                  (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in
         Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Upon receipt by the Trustee of written notice from a Holder declaring such an acceleration, or rescission and annulment thereof, with respect to Securities, the Trustee shall establish a record date for determining Holders of Outstanding Securities entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, (i) after expiration of such 90-day period, a new written notice of declaration of acceleration or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been canceled pursuant to the proviso to the preceding sentence, or (ii) during any such 90-day period, an additional written notice of declaration of acceleration, or an additional written notice of rescission of annulment of any declaration of acceleration with respect to any other Event of Default, in either of which events a new record date shall be established pursuant to the provisions of this Section 502.

SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company covenants that if:

                  (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company, the Guarantor or any other obligor upon such Securities and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company, the Guarantor or any other obligor upon such Securities, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.               Trustee May File Proofs of Claim.

         In case of any judicial proceeding relative to the Company or the Guarantor (or any other obligor upon the Securities), their property or their creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to file and prove a claim for the whole amount of principal (premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

         No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505.               Trustee May Enforce Claims Without Possession of
                           Securities.

         All rights of action and claims under this Indenture, the Securities or the Guarantees may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.               Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  First: To the payment of all amounts due the Trustee under
         Section 607;

                  Second: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

                  Third: The balance, to the Company and the Guarantor, as the case may be, or as a court of competent jurisdiction may direct.

SECTION 507.               Limitation on Suits.

         No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on, such Security on the respective Stated Maturities of such payments expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.               Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.


SECTION 510.               Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.               Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.               Control by Holders.

         The Holders of at least a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, expose the Trustee to personal liability or be unduly prejudicial to Holders not joining therein, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         Upon receipt by the Trustee from a Holder of any direction regarding the time, method and place of conducting any proceeding for any remedy available to the Trustee, or the exercise of any trust or power conferred on the Trustee, with respect to Securities, the Trustee shall establish a record date for determining Holders of Outstanding Securities entitled to join in such direction, which record date shall be at the close of business on the day the Trustee receives such direction. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such direction, whether or not such Holders remain Holders after such record date; provided, that unless at least a majority in principal amount shall have been obtained prior to the day which is 90 days after such record date, such direction shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, (i) after expiration of such 90-day period, a new direction identical to a direction which has been canceled pursuant to the provisions to the preceding sentence or (ii) during any such 90-day period a new direction contrary to or different from such direction, in either of which events a new record date shall be established pursuant to the provisions of this Section 512.

SECTION 513.               Waiver of Past Defaults.

         The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

                  (1) in the payment of the principal of (or premium, if any) or interest on any Security, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.               Undertaking for Costs.

         In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Trustee, by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or by any Holder for the enforcement of the payment of the principal of or premium or interest on any Security on or after the Stated Maturity expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 515.               Waiver of Stay or Extension Laws.

         The Company and the Guarantor covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and the Guarantor (to the extent that they may lawfully do so) hereby expressly waive all benefit or advantage of any such law and covenants that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX
                                   THE TRUSTEE

SECTION 601.               Certain Duties and Responsibilities.

         (a) Except during the continuance of an Event of Default:

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision of this Indenture are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

                  (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.               Notice of Defaults.

         Within 90 days after the occurrence of any default hereunder with respect to Securities, the Trustee shall transmit by mail to all Holders of Securities, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal (or premium, if any) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee of directors or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Securities; and provided, further, that in the case of any default of the character specified in Section 501(3) with respect to the Securities, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Securities.

SECTION 603.               Certain Rights of Trustee.

         Subject to the provisions of Section 601:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604.               Not Responsible for Recitals or Issuance of
                           Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company and the Guarantor, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the

Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.               May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606.               Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607.               Compensation and Reimbursement.

         The Company agrees

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee (and its officers, directors, agents and employees) for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Company under this Section, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities.

SECTION 608.               Disqualification; Conflicting Interests.

         If the Trustee has or shall acquire a conflicting interest within the meaning of Section 310 of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609.               Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.               Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

         (b) The Trustee may resign by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities.

         (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

         (d) If at any time:

                  (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 611.               Acceptance of Appointment by Successor.

         (a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 607.

         (b) Upon request of any such successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) of this Section, as the case may be.

         (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.               Merger, Conversion, Consolidation or Succession to
                           Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613. Preferential Collection of Claims Against Company or the Guarantor.

         If and when the Trustee shall be or become a creditor of the Company or the Guarantor (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of Section 311 of the Trust Indenture Act regarding the collection of claims against the Company or the Guarantor (or any such other obligor).

SECTION 614.               Appointment of Authenticating Agent.

         The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption or repayment thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business and in good standing under the laws of the United States of America, any State or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of no less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company and the Guarantor, such resignation not to take effect until 30 days after the date said written notice is received. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment thereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments pursuant to the provisions of Section 607.

         If an Authenticating Agent is appointed with respect to the Securities pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Securities referred to in the within-mentioned Indenture.


                                        LASALLE NATIONAL BANK,
                                                 As Trustee


                                        By: ____________________________,
                                                 As Authenticating Agent


                                        By: ____________________________,
                                                 Authorized Officer


                                  ARTICLE SEVEN
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.               Company to Furnish Trustee Names and Addresses of
                           Holders.

         The Company will furnish or cause to be furnished to the Trustee:

                  (a) semiannually, not more than 15 days after each Regular Record Date, a list, in such form as such Trustee may reasonably require, of the names and addresses of the Holders of Securities as of such Regular Record Date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702.               Preservation of Information; Communications to
                           Holders.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

         (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

         (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that neither the Company, the Guarantor nor the Trustee nor any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703.               Reports by Trustee.

         (a) The Trustee shall transmit to Holders within 60 days after each _____________ beginning _____________, 1998 such reports dated as of such date, if any, concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act as amended from time to time at the times and in the manner provided pursuant thereto.

         (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

SECTION 704.               Reports by Company and Guarantor.

         The Company and the Guarantor shall:

                  (a) file with the Trustee, within 15 days after the Company or the Guarantor, as the case may be, are required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company or the Guarantor may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company and the Guarantor are not required to file information, documents, or reports pursuant to either of such sections, then they will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations; provided, however, that the Company's obligation to file such information, documents and reports with the Trustee pursuant to this paragraph (a) shall be suspended for so long as (i) the Company would be required to file such information, documents and reports with the Commission but for exemptive relief granted by the Commission allowing such requirement to be satisfied by filings of such information, documents and reports by the Guarantor and (ii) the Guarantor complies with any applicable requirements set forth in such exemptive relief.

                  (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents, and reports with respect to compliance by the Company and the Guarantor with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations; and

                  (c) transmit by mail to the Holders, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company and the Guarantor pursuant to (a) and (b) in this Section as may be required by rules and regulations prescribed from time to time by the Commission.


                                  ARTICLE EIGHT
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.               Company and Guarantor May Consolidate, Etc., Only on
                           Certain Terms.

         Neither the Guarantor nor the Company shall consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Guarantor and the Company shall not permit any Person to consolidate with or merge into the Guarantor or the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Guarantor or the Company, unless:

                  (1) in case the Guarantor shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Guarantor substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly guarantee, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Guarantor to be performed or observed;

                  (2) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (3) immediately after giving effect to such transaction and treating any Debt which becomes an obligation of the Guarantor, the Company or a Subsidiary as a result of such transaction as having been incurred by the Guarantor, the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

                  (4) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Guarantor or Company could become subject to a Mortgage which would not be permitted by this Indenture, the Guarantor or the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

                  (5) the Guarantor or the Company, as the case may be, has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802.               Successor Substituted for the Guarantor.

         Upon any consolidation by the Guarantor with, or merger by the Guarantor into, any other Person, or the conveyance, transfer or lease of the properties and assets of the Guarantor substantially as an entirety to any Person in accordance with Section 801, the successor corporation formed by such consolidation or into which the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor under this Indenture with the same effect as if such successor corporation had been named as the Guarantor in this Indenture; provided, however, that no such conveyance, transfer or lease shall have the effect of releasing the Person named as the "Guarantor" in the first paragraph of this instrument or any successor corporation which shall theretofore have become such in the manner prescribed in this Article from its obligations hereunder or its liability as obligor on any of the Outstanding Securities unless, in the case of a conveyance or transfer (but not a lease), such conveyance or transfer is followed by the complete liquidation of the Guarantor or such successor corporation and substantially all of the assets of the Guarantor or such successor corporation immediately following such conveyance or transfer are equity securities issued by the transferee.

SECTION 803.               Successor Substituted for the Company.

         Upon any consolidation of the Company with, or merger of the Company into, any other Person or the conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with
Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

SECTION 901.               Supplemental Indentures Without Consent of Holders.

         Without the consent of any Holders, the Company and the Guarantor, when each is authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor herein, in the Securities and in the Guarantees; or

                  (2) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of all Securities or to surrender any right or power herein conferred upon the Company; or

                  (3) to add any additional Events of Default; or

                  (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

                  (5) to secure the Securities; or

                  (6) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of Securities pursuant to Sections 1202 or 1203; provided, however, that any such action shall not adversely affect the interests of the Holders of Securities in any material respect; or

                  (7) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (7) shall not adversely affect the interests of the Holders of Securities in any material respect.

SECTION 902.               Supplemental Indentures With Consent of Holders.

         With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company, when authorized by a Board Resolution, the Guarantor, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                  (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify any of the provisions of this Section, Section 513 or Section 1008, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.               Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.               Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.               Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906.               Reference in Securities to Supplemental Indentures.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company, with Guarantees duly executed by the Guarantor endorsed thereon, and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                                   ARTICLE TEN
                                    COVENANTS

SECTION 1001.              Payment of Principal, Premium and Interest.

         The Company covenants and agrees that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 1002.              Maintenance of Office or Agency.

         The Company will maintain in each Place of Payment an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company hereby initially appoints the Trustee its office or agency for each of said purposes. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.              Money for Securities Payments to be Held in Trust.

         If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (or premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents, it will, on or prior to each due date of the principal of (or premium, if any) or interest on any Securities, deposit with such Paying Agent(s) a sum sufficient to pay such principal of (or premium, if any) or interest becoming due, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (or premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) will give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (or premium, if any) or interest on any Security and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in each Place of Payment, or mail to each such Holder, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.              Statement by Officers as to Default.

         (a) The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

         (b) The Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year of the Guarantor ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Guarantor is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Guarantor shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 1005.              Existence.

         Subject to Article Eight, the Company and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect (i) their respective corporate existence, and (ii) their respective material rights (charter and statutory); provided, however, that neither the Company nor the Guarantor shall be required to preserve any such right if the Board of Directors of the Company and the Guarantor, as the case may be, shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or the Guarantor, as the case may be, and that the loss thereof is not disadvantageous to the Holders in any material respect.

SECTION 1006.              Restrictions on Secured Debt.

         So long as any Securities are Outstanding, the Company and the Guarantor will not, and will not permit any Subsidiary to, incur, issue, assume or guarantee any Debt secured by a Mortgage on any Principal Property of the Company, the Guarantor or any Subsidiary or any shares of Capital Stock or Debt of any Subsidiary, without effectively providing that the Securities then Outstanding (together with, if the Company and the Guarantor shall so determine, any other Debt of the Company, the Guarantor or such Subsidiary then existing or thereafter created which is not subordinate to the Securities then Outstanding) shall be secured equally and ratably with (or, at the option of the Company and the Guarantor, prior to) such secured Debt, for so long as such secured Debt shall be so secured; provided, however, that this Section 1006 shall not apply to:

                  (1) Mortgages on Principal Property, shares of Capital Stock or Debt of any corporation existing at the time such corporation becomes a Subsidiary;

                  (2) Mortgages on Principal Property or shares of Capital Stock existing at the time of the acquisition of such Principal Property or Capital Stock by the Company, the Guarantor or a Subsidiary;

                  (3) Mortgages to secure the payment of all or any part of the price of acquisition, construction or improvement of Principal Property or Capital Stock by the Company, the Guarantor or a Subsidiary, or to secure any Debt incurred by the Company, the Guarantor or a Subsidiary, prior to, at the time of, or within 180 days after, the later of the acquisition or completion of construction (including any improvements on an existing property), which Debt is incurred for the purpose of financing all or any part of the purchase, construction or improvement of such Principal Property;

                  (4) Mortgages securing any Debt of a Subsidiary owing to the Guarantor or the Company or to another Subsidiary;

                  (5) Mortgages on property or assets of a corporation existing at the time such corporation is merged into or consolidated with the Company, the Guarantor or a Subsidiary or at the time of a sale, lease or other disposition of the properties of a corporation as an entirety or substantially as an entirety to the Company, the Guarantor or a Subsidiary in accordance with the terms of this Indenture;

                  (6) Mortgages on property or assets of a Person existing at the time the Guarantor or the Company is merged into or consolidated with such other Person or at the time of a sale, lease or other disposition of the properties of the Guarantor or the Company as an entirety or substantially as an entirety to such other Persons in accordance with the terms of this Indenture;

                  (7) Mortgages on property or assets of the Company, the Guarantor or a Subsidiary securing Debt issued by the United States of America or any State thereof or any department, agency or instrumentality or political subdivision thereof, or by any other country or any political subdivision thereof, for the purpose of financing all or any part of the purchase price of (or, in the case of real property, the cost of construction on or improvement of) any property or assets subject to such Mortgages (including, but not limited to, Mortgages incurred in connection with pollution control, industrial revenue or similar financings);

                  (8) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Mortgages referred to in the foregoing clauses (1) to (7) inclusive; provided, that the principal amount of the Debt being extended, renewed or replaced shall not be increased and such extension, renewal or replacement, in the case of Debt secured by a Mortgage, shall be limited to all or a part of the same property, shares of Capital Stock or Debt that secured the Mortgage extended, renewed or replaced (plus improvements on such property); and

                  (9) Mortgages not permitted by clauses (1) through (8) above if at the time of and after giving effect to, the creation or assumption of any such Mortgage, the aggregate amount of all Debt of the Company, the Guarantor and the Subsidiaries secured by such Mortgages not so permitted by clauses (1) through (8) above together with the Attributable Debt in respect of Sale and Lease-Back Transactions permitted by Section 1007 does not exceed 15% of Consolidated Net Tangible Assets.

The Trustee shall have no duty or liability in monitoring or enforcing the provisions of this Section, except as otherwise expressly provided in this Indenture.

SECTION 1007.              Restrictions on Sale and Lease-Back Transactions.

         So long as any Securities are Outstanding, the Company and the Guarantor will not, and will not permit any Subsidiary to, enter into any Sale and Lease-Back Transaction unless:

                  (1) the Company, the Guarantor or such Subsidiary would, at the time of entering into such Sale and Lease-Back Transaction, be entitled to incur Debt secured by a Mortgage on the Principal Property to be leased in an amount at least equal to the Attributable Debt in respect of such Sale and Lease-Back Transaction without equally and ratably securing the Securities then Outstanding pursuant to Section 1006;

                  (2) the direct or indirect proceeds of the sale of the Principal Property to be leased are at least equal to the fair value of such Principal Property (as determined by the Board of Directors of the Guarantor) and an amount at least equal to the net proceeds from the sale of the Principal Property so leased is applied, within 180 days of the effective date of any such Sale and Lease-Back Transaction:

                           (a) to the purchase or acquisition of (or, in the
                  case of real property, the commencement of construction on or improvement of) property or assets, or

                           (b) to the retirement or repayment (other than at
                  maturity or pursuant to a mandatory sinking fund or mandatory redemption provision) of (1) Securities or Funded Debt of the Company or the Guarantor ranking on a parity with or senior to the Securities, or Funded Debt of a Subsidiary or (2) Debt incurred by the Company, the Guarantor or a Subsidiary within 180 days prior to the effective date of any such Sale and Lease-Back Transaction that (A) was used solely to finance the acquisition of the Principal Property that is the subject of such Sale and Lease-Back Transaction and (B) is secured by a Mortgage on the Principal Property that is the subject of such Sale and Lease-Back Transaction; provided, however, that the amount to be so applied will be reduced by (x) the principal amount of Securities delivered to the Trustee for retirement and cancellation (other than at maturity or pursuant to a mandatory sinking fund or mandatory redemption provision) within 180 days before or after such sale or transfer and (y) the principal amount of any such Debt of the Company, the Guarantor or a Subsidiary (other than Securities) voluntarily retired (other than at maturity or pursuant to a mandatory sinking fund or mandatory redemption provision) by the Company, the Guarantor or such Subsidiary within 180 days before or after such sale or transfer; or

                  (3) the lease in such Sale and Lease-Back Transaction secures or relates to Debt or other obligations issued by the United States of America or any State thereof or any department, agency or instrumentality or political subdivision thereof, or by any other country or any political subdivision thereof, for the purpose of financing all or any part of the purchase price of (or, in the case of real property, the cost of construction on or improvement of) any property or assets subject to such leases

         (including, but not limited to, leases incurred in connection with pollution control, industrial revenue or similar financings).

The Trustee shall have no duty or liability in monitoring or enforcing the provisions of this Section, except as otherwise expressly provided in this Indenture.

SECTION 1008.              Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 801 and in Sections 1006 to 1007, inclusive, with respect to the Securities if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantor and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                                 ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES

SECTION 1101.              Applicability of Article.

         The Securities shall be redeemable, in whole or in part, at the Company's option, under the circumstances and at the Redemption Price specified in the form of Securities set forth in Sections 202 and 203.

SECTION 1102.              Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 40 but not more than 60 days prior to the Redemption Date fixed by the Company (unless shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities to be redeemed.

SECTION 1103.              Selection by Trustee of Securities to be Redeemed.

         If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected by the Trustee within three Business Days after it receives the notice described in Section 1102, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate. If the Company shall so specify, Securities owned of record and beneficially by the Guarantor, the Company or any Subsidiary shall not be included in the Securities selected for redemption.

         The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104.              Notice of Redemption.

         Notice of redemption shall be given not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, in accordance with Section 106.

         All notices of redemption shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price,

                  (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

                  (4) that, on the Redemption Date, the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, which shall be the office or agency of the Company in each Place of Payment, and

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1105.              Deposit of Redemption Price.

         On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1106.              Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1107.              Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities of any authorized denomination as requested by such Holder, having endorsed thereon a Guarantee or Guarantees duly executed by the Guarantor, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Global Security is so surrendered, such new Security so issued shall be a new Global Security.


                                 ARTICLE TWELVE
                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1201.              Company's Option to Effect Defeasance or Covenant
                           Defeasance.

         The Company may, at its option, evidenced by a Board Resolution, at any time, elect to have either Section 1202 or 1203 hereof be applied to all Outstanding Securities upon compliance with the conditions set forth in this Article Twelve.

SECTION 1202.              Defeasance and Discharge.

         Upon the Company's exercise of the above option applicable to this Section with respect to the Outstanding Securities, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities on and after the date the conditions precedent set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 1204 as more fully set forth in such Section, payments of the principal of (and premium, if any) and interest on such Securities when such payments are due, (2) the Company's obligations with respect to such Securities under Section 304, 305, 306, 607, 1002 and 1003 and such obligations as shall be ancillary thereto, (3) the rights, powers, trusts, duties, immunities and other provisions in respect of the Trustee hereunder and (4) this Article Twelve. Subject to compliance with this Article Twelve, the Company may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under Section 1203.

SECTION 1203.              Covenant Defeasance.

         Upon the Company's exercise of the above option applicable to this Section with respect to the Outstanding Securities, the Company shall be released from its obligations under Sections 801, 1006 and 1007, and the occurrence of an event specified in Clause (3) of Section 501 with respect to any of Sections 801, 1006 or 1007 shall not be deemed to be an Event of Default with respect to the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Clause whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Clause or by reason of any reference to any such Section or Clause to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 1204.              Conditions to Defeasance or Covenant Defeasance.

         The following shall be the conditions precedent to application of either Section 1202 or Section 1203 to the Outstanding Securities:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities,
         (A) money in an amount, or (B) U.S. Government

         Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereto delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any) and interest on the Outstanding Securities on the maturity (including a Redemption Date or Dates established pursuant to this paragraph) of such principal, premium or interest and (ii) any analogous payments applicable to the Outstanding Securities on the day on which such payments are due (including a Redemption Date or Dates established pursuant to this paragraph) in accordance with the terms of this Indenture and of such Securities. Before such a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article Eleven, which shall be given effect in applying the foregoing.

                  (2) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities shall have occurred and be continuing (A) on the date of such deposit or (B) insofar as subsections 501(5) and (6) are concerned, at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit (it being understood that the condition in this condition shall not be deemed satisfied until the expiration of such period).

                  (3) Such defeasance or covenant defeasance shall not (A) cause the Trustee for the Securities to have a conflicting interest as defined in Section 608 or for purposes of the Trust Indenture Act with respect to any securities of the Company or (B) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended.

                  (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

                  (5) In the case of an election under Section 1202, the Company shall have delivered to the Trustee an Opinion of Counsel stating that
         (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (B) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                  (6) In the case of an election under Section 1203, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                  (7) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1202 or the covenant defeasance under Section 1203 (as the case may be) have been complied with.

SECTION 1205. Deposited Money and U.S. Government Obligations to be Held in Trust; Other Miscellaneous Provisions.

         Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee; collectively, for purposes for this Section 1205, the "Trustee") pursuant to Section 1204 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (but not including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal, premium and interest, but such money need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the money or U.S. Government Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof.

         Anything herein to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

SECTION 1206.              Reinstatement.

         If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1202 or 1203 with respect to the Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Twelve until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1202 or 1203; provided, however, that if the Company makes any payment of the principal of (or premium, if any) or interest on any such Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.


                                ARTICLE THIRTEEN
                IMMUNITY OF INCORPORATORS, SHAREHOLDERS, OFFICERS
                                  AND DIRECTORS

SECTION 1301.              Immunity of Incorporators, Shareholders, Officers and
                           Directors.

         No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company, the Guarantor or of any successor corporation, either directly or through the Company or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers or directors, as such, of the Company, the Guarantor or any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.



         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        BLOUNT, INC.


                                        By:  ______________________________
                                             Name:  John M. Panettiere
                                             Title: President and Chief
                                                    Executive Officer

Attest:

By:  ______________________________
     Name:
     Title:

                                        BLOUNT INTERNATIONAL, INC.


                                        By:  ______________________________
                                             Name:  John M. Panettiere
                                             Title: President and Chief
                                                    Executive Officer

Attest:

By:  ______________________________
     Name:
     Title:

                                        LA SALLE NATIONAL BANK,
                                              as Trustee


                                        By:  ______________________________
                                             Name:
                                             Title:

Attest:

By:  ______________________________
     Name:
     Title:

STATE OF                            :
                                    :  ss:
COUNTY OF __________________________:

         On the _______ day of _________, 1998, before me personally came John
M. Panettiere, to me known, who, being by me duly sworn, did depose and say that he is the President and Chief Executive Officer of Blount, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                              __________________________________


STATE OF                            :
                                    :  ss:
COUNTY OF __________________________:

         On the _______ day of _________, 1998, before me personally came John
M. Panettiere, to me known, who, being by me duly sworn, did depose and say that he is the President and Chief Executive Officer of Blount International, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                              __________________________________

STATE OF                            :
                                    :  ss:
COUNTY OF __________________________:


         On the _____ day of February, 1998, before me personally came __________________, to me known, who, being by me duly sworn, did depose and say that he is ______________ of LaSalle National Bank, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                              __________________________________